Exhibit 99.1

TWENTY ONE ASSETS, LLC

CONDENSED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2025 AND

THE THREE MONTHS ENDED SEPTEMBER 30, 2025 AND THE PERIOD FROM APRIL 17, 2025 (INCEPTION) TO SEPTEMBER 30, 2025

TWENTY ONE ASSETS, LLC

INDEX TO THE CONDENSED FINANCIAL STATEMENTS

PAGE
Financial Statements:

Condensed Balance Sheets as of September 30, 2025 (unaudited) and April 30, 2025	1

Condensed Statements of Operations for the three months ended September 30, 2025 and for the period from April 17, 2025 (inception) to September 30, 2025 (unaudited)	2

Condensed Statements of Changes in Members’ Equity (Deficit) for the three months ended September 30, 2025 and for the period from April 17, 2025 (inception) to September 30, 2025 (unaudited)	3

Condensed Statement of Cash Flows for the period from April 17, 2025 (inception) to September 30, 2025 (unaudited)	4

Notes to the Unaudited Condensed Financial Statements	5-8

i

TWENTY ONE ASSETS, LLC

CONDENSED BALANCE SHEETS

	September 30, 2025	April 30, 2025
	(Unaudited)
ASSETS
Current assets
Cash	$808,230	$-
Due from affiliate	15,600	-
Total current assets	823,830	-
TOTAL ASSETS	$823,830	$-

LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$47,300	$-
Accrued expenses	639,982	51,800
Total curxrent liabilities	687,282	51,800
TOTAL LIABILITIES	687,282	51,800

COMMITMENTS AND CONTINGENCIES (NOTE 5)

MEMBERS’ EQUITY (DEFICIT)
Member interest units, 1 Class A member unit issued and outstanding as of September 30, 2025 and April 30, 2025	-	-
Subscription receivable	-	(200,000)
Additional paid in capital	1,200,000	200,000
Accumulated deficit	(1,063,452)	(51,800)
TOTAL MEMBERS’ EQUITY (DEFICIT)	136,548	(51,800)
TOTAL LIABILITIES AND MEMBERS’ EQUITY (DEFICIT)	$823,830	$-

The accompanying notes are an integral part of these unaudited condensed financial statements.

TWENTY ONE ASSETS, LLC

CONDENSED STATEMENT OF OPERATIONS

(UNAUDITED)

	For the Three Months Ended	For the Period from April 17, 2025 (Inception) to
	September 30, 2025	September 30, 2025

OPERATING EXPENSES
General and administrative	$581,070	$980,152
Sales and Marketing	75,000	83,300
Loss from operations	(656,070)	(1,063,452)
Net Loss	$(656,070)	$(1,063,452)

Weighted average member unit, basic and diluted	1	1
Net loss per member unit, basic and diluted	$(656,070)	$(1,063,452)

The accompanying notes are an integral part of these unaudited condensed financial statements.

TWENTY ONE ASSETS, LLC

UNAUDITED CONDENSED STATEMENT OF CHANGES IN MEMBERS’ EQUITY (DEFICIT)

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2025 AND FOR THE PERIOD FROM APRIL 17, 2025 (INCEPTION) TO SEPTEMBER 30, 2025

	Member’s Units
	Units	Amount	Subscription Receivable	Additional paid in Capital	Accumulated Deficit	Total Member’s Equity (Deficit)
Balance at April 17, 2025 (inception)	-	$-	$-	$-	$-	$-
Issuance of member unit	1,000	-	(200,000)	200,000	-	-
Net loss	-	-	-	-	(51,800)	(51,800)
Balance at April 30, 2025	1,000	-	(200,000)	200,000	(51,800)	(51,800)
Subscription proceeds received	-	-	200,000	-	-	200,000
Net loss	-	-	-	-	(355,582)	(355,582)
Balance at June 30, 2025 (unaudited)	1,000	-	-	200,000	(407,382)	(207,382)
Capital contribution from member	-	-	-	1,000,000	-	1,000,000
Net loss	-	-	-	-	(656,070)	(656,070)
Balance at September 30, 2025 (unaudited)	1,000	$-	$-	$1,200,000	$(1,063,452)	$136,548

The accompanying notes are an integral part of these unaudited condensed financial statements.

TWENTY ONE ASSETS, LLC

CONDENSED STATEMENT OF CASH FLOWS

(UNAUDITED)

For the Period from April 17, 2025 (Inception) to
September 30, 2025
Cash flows from investing activities
Net loss	$(1,063,452)
Adjustments to reconcile net loss to cash used in operating activities
Changes in operating assets and liabilities:
Accounts payable	47,300
Accrued expenses	639,982
Due from affiliate	(15,600)
Net cash used in operating activities	(391,770)

Cash flows from financing activities
Receipt of subscription proceeds	200,000
Proceeds received from contributed capital	1,000,000
Net cash from financing activities	1,200,000

Net change in cash	808,230
Cash, beginning of period	-
Cash, end of period	$808,230

The accompanying notes are an integral part of these unaudited condensed financial statements.

Note 1 — Description of Organization and Business Operations

Twenty One Assets, LLC (the “Company” or “Twenty One”) was incorporated in Delaware as a limited liability company on April 17, 2025. The Company will be focused exclusively on Bitcoin-related business lines.

On April 22, 2025, the Company, Twenty One Capital, Inc., a Texas corporation (“Pubco”), Cantor Equity Partners, a Cayman Islands exempted company (“CEP”), Twenty One Merger Sub D, a Cayman Islands exempted company and wholly owned subsidiary of Pubco (“CEP Merger Sub”), Tether Investments, S.A. de C.V., an El Salvador sociedad anónima de capital variable (“Tether”), iFinex, Inc., a British Virgin Islands company (“Bitfinex” and, together with Tether, the “Sellers”) and, solely for certain limited purposes, Stellar Beacon LLC, a Delaware limited liability company (“SoftBank”), entered into a business combination agreement (as amended, restated or otherwise modified from time to time, the “Business Combination Agreement”).

On July 26, 2025, the parties to the Business Combination Agreement entered into Amendment No. 1 to the Business Combination Agreement (“Amendment No. 1 to the Business Combination Agreement”) which amends the Business Combination Agreement, to among other things, provide that the Additional PIPE Bitcoin Purchase Price (as defined in the Business Combination Agreement) used to determine the value of Tether’s contribution of the Additional PIPE Bitcoin (as defined in the Business Combination Agreement) to Pubco at the Closing and the number of shares of Pubco Stock (as defined in the Business Combination Agreement) to be issued to Tether at the Closing in exchange for the sale of the Additional PIPE Bitcoin by Tether to Pubco shall be based on the Signing Bitcoin Price of $84,863.57, rather than on the aggregate amount Tether paid to purchase the Additional PIPE Bitcoin.

Note 2 — Liquidity and Capital Resources

The Company reported a loss from operations of $1,063,452 for the for the period from April 17, 2025 (inception) to September 30, 2025. As of September 30, 2025, the Company had an aggregate cash balance of $808,230, a net working capital of $136,548 and an accumulated deficit of $1,063,452.

The Company assesses its liquidity in terms of its ability to generate adequate amounts of cash to meet current and future needs. Its expected primary uses of cash on a short and long-term basis are for working capital requirements, business acquisitions and other liquidity needs. The Company’s management expects that future operating losses and negative operating cash flows may increase from historical levels because of additional costs and expenses related to the business operations and the development of market and strategic relationships with other businesses.

The Company’s future capital requirements will depend on many factors, including the Company’s timing of the consummation of the Business Combination. In order to finance these opportunities, the Company will need to raise additional financing. While there can be no assurances, the Company intends to raise such capital through issuances of additional member units. If additional financing is required from outside sources, the Company may not be able to raise such capital on terms acceptable to the Company or at all. If the Company is unable to raise additional capital when desired, the Company’s business, results of operations and financial condition would be materially and adversely affected.

As a result of the above, in connection with the Company’s assessment of going concern considerations in accordance with Financial Accounting Standard Board’s (“FASB”) Accounting Standards Codification (“ASC”) 205-40, Presentation of Financial Statements — Going Concern,” management has determined that the Company’s liquidity condition raises substantial doubt about the Company’s ability to continue as a going concern through twelve months from the date these unaudited condensed financial statements were issued. These unaudited condensed financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 3 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), expressed in U.S. dollars. The accompanying unaudited condensed financial statements reflect all adjustments including normal recurring adjustments, which, in the opinion of the Company’s management, are necessary to present fairly the financial position, results of operations, and cash flows for the periods presented in accordance with GAAP. The unaudited condensed financial statements have been prepared assuming the Company will continue as a going concern.

Use of Estimates

The preparation of unaudited condensed financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed financial statements. Making estimates requires management to exercise significant judgment. Such estimates may be subject to change as more current information becomes available and accordingly the actual results could differ significantly from those estimates. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the unaudited condensed financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. The Company evaluates its estimates on an ongoing basis and makes revisions to these estimates.

Segment Information

ASC 280, “Segment Reporting” (“ASC 280”), defines operating segments as components of an enterprise where discrete financial information is available that is evaluated regularly by the chief operating decision-maker (“CODM”) in deciding how to allocate resources and in assessing performance. The Company operates as a single operating segment. The Company’s CODM is the chief executive officer, who has ultimate responsibility for the operating performance of the Company and the allocation of resources. The CODM uses operating expenses which comprises mainly of general and administrative expenses and cash flows as the primary measures to manage the business and does not segment the business for internal reporting or decision making.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution. Cash accounts in a financial institution may at times exceed the Federal Depository Insurance Corporation limit (“FDIC limit”). At September 30, 2025, the cash balance of $808,230 was under the FDIC limit. Any loss incurred or a lack of access to such funds could have a significant adverse impact on the Company’s financial condition, results of operations and cash flows.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. As of September 30, 2025 and April 30, 2025, there were no cash equivalents.

Net Loss per Member Unit

Basic net loss per member unit is computed by dividing net income attributable to members by the weighted average number of member units outstanding during the reporting period. Diluted net loss per member unit is computed similar to basic net loss per member unit except that the denominator is increased to include the number of additional member units that would have been outstanding if the potential member unit equivalents had been issued and if the additional member units were dilutive.

For the three months ended September 30, 2025 and for the period from April 17, 2025 (inception) to September 30, 2025, the Company’s diluted weighted-average member units outstanding is equal to the basic weighted-average member units, as there are no potentially dilutive securities currently issued and outstanding at September 30, 2025.

Income Taxes

The Company is a single member limited liability company treated as a disregarded entity for federal and state tax purposes with all income tax liabilities and benefits of the Company being passed through to the member. As such, no recognition of federal or state income taxes for the Company has been provided for in the accompanying unaudited condensed financial statements.

The Company accounts for income taxes in accordance with ASC 740, “Income Taxes” (“ASC 740”), which prescribes a recognition threshold and measurement process for accounting for uncertain tax positions and also provides guidance on various related matters such as derecognition, interest, penalties, and disclosures required. The Company does not have any entity-level uncertain tax positions. The Company files income tax returns in the U.S. federal jurisdictions and various state jurisdictions. Generally, the Company is subject to examination by U.S. federal (or state and local) income tax authorities for three years from filing a tax return.

Recent Accounting Pronouncements:

Recent Accounting Pronouncements, not yet adopted:

ASU 2024-03, “Disaggregation of Income Statement Expenses (“DISE”)” (“ASU 2024-03”) requires disclosures about specific types of expenses included in the expense captions presented on the face of the income statement as well as disclosure about selling expenses. ASU 2024-03 is effective for fiscal years beginning after December 15, 2027, with early adoption permitted. The Company is currently evaluating the impact of this ASU on its financial statements and disclosures.

Note 4 — Related Party Transactions

From time to time, the Company covers the costs of operating expenses on behalf of an affiliate company. For the three ended September 30, 2025 and the period from April 17, 2025 (inception) to September 30, 2025, the Company advanced $15,600 on behalf of the affiliate company. As September 30, 2025 and April 30, 2025, $15,600 and $0, respectively, is outstanding and included in due from affiliate on the accompanying balance sheets. The balance is due on demand.

Note 5 — Members’ Equity (Deficit)

The Company is authorized to issue an unlimited amount of Class A member units and Class B member units (collectively the “Member Units”). Class A member units and Class B member units are identical in all respects. As of September 30, 2025 and April 30, 2025, there was 1 Class A member unit issued and outstanding.

For the period from April 17, 2025 (inception) through September 30, 2025, the Company received capital contributions in the amount of $1.2 million.

Note 6 — Commitments and Contingencies

The Company enters into contractual relationships that contain may indemnification provisions in its normal course of business with other parties. The Company may agree to hold other parties harmless against specific losses, such as those that could arise from a breach of representation, covenant, or third party infringement claims. It may not be possible to determine the maximum potential amount of liability under such indemnification agreements due to the unique facts and circumstances that are like to be involved in each particular claim and indemnification provision. Historically, there have been no such indemnification claims. Management believes any liability arising from these agreements will not be material to the Company’s unaudited condensed financial statements.

The Company may from time to time involve in legal proceedings, legal actions, and claims arising in the normal course of business, including proceedings relating to intellectual property, safety and health, employment and other matters. Management believes that the outcome of such legal proceedings, legal actions, and claims will not have a significant adverse effect, individually, or in the aggregate, on the Company’s financial position, results of operations or cash flows.

Note 7 — Segment Information

ASC Topic 280, “Segment Reporting,” establishes standards for companies to report in their financial statement information about operating segments, products, services, geographic areas, and major customers. Operating segments are defined as components of an enterprise that engage in business activities from which it may recognize revenues and incur expenses, and for which separate financial information is available that is regularly evaluated by the Company’s CODM, or group, in deciding how to allocate resources and assess performance.

The Company’s CODM has been identified as the Chief Executive Officer, who reviews the assets, operating results, and financial metrics for the Company as a whole to make decisions about allocating resources and assessing financial performance. Accordingly, management has determined that there is only one reportable segment.

The CODM assesses performance for the single segment and decides how to allocate resources based on net loss that also is reported on the unaudited condensed statement of operations as net loss. As the Company is in the start-up phase, the CODM currently reviews operating expenses to manage and forecast cash to ensure enough capital is available to achieve its business plan over the short-term period ( less than a year). The CODM also reviews operating expenses to manage, maintain and enforce all contractual agreements to ensure costs are aligned with all agreements and budget. All of the Company’s operating expenses, which consists of general and administrative expenses and sales and marketing expenses, relate to this single operating segment as reported on the statement of operations, and are the significant segment expenses provided to the CODM on a regular basis.

	For the Three Months Ended	For the Period from April 17, 2025 (Inception) to
	September 30, 2025	September 30, 2025
	(Unaudited)	(Unaudited)
OPERATING EXPENSES
General and administrative	581,070	980,152
Sales and Marketing	75,000	83,300
TOTAL OPERATING EXPENSES	656,070	1,063,452

Note 8 — Subsequent Events

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the unaudited condensed financial statements were issued. Based upon this review, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the unaudited condensed financial statements.